                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-6441
                                  ----------------------------------------------

                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                  64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 816-531-5575
                                                   -----------------------------

Date of fiscal year end:  06-30
                        --------------------------------------------------------

Date of reporting period:  06-30-2008
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
JUNE 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

INTERNATIONAL BOND FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance. That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® International
Bond Fund for the 12 months ended June 30, 2008. We also recommend
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, our assets under management have grown to nearly $100 billion, putting us in the top
5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .   2
      Influential Currency & Global Fixed-Income Returns . . . . . . . . .   2

INTERNATIONAL BOND

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By David MacEwen, Chief Investment Officer, Fixed Income

TERRIFIC 12-MONTH RETURNS DESPITE SECOND-QUARTER STRUGGLES IN '08

Talk about a tough act to follow: After dazzling investors with double-digit figures in the second half of 2007, international bond returns (in dollar terms)
slowed to single digits in the first half of 2008, which still produced remarkable double-digit performance for the 12 months ended June 30, 2008. The
JPMorgan Government Bond Index-Global (excluding the United States), which is representative of the holdings in American Century International Bond, returned
18.58% for the 12 months, its best fiscal-year results in five years.

But the strong 12-month returns masked a market reversal in the second quarter of 2008 from factors that could influence future quarters as well. The reversal came after a stretch of unsustainably strong performance, and was inevitable from that perspective, given the volatile history of the international bond and currency markets. From the start of the 12-month reporting period in July 2007 to mid-March 2008, the JPMorgan index jumped over 25%. Credit tightening, contagion from the U.S. economic downturn, and flight-to-quality demand produced positive bond total returns. Meanwhile, the dollar reached an all-time low on a trade-weighted basis versus major trading partners as investors sought to reduce exposure to the housing slump, credit crisis, and economic downturn in the U.S.

INFLATION FOCUS & DOLLAR STABILIZATION TURNED THE TIDE

Conditions changed in the spring of 2008. From mid-March to the end of the reporting period, the JPMorgan index turned negative as inflation concerns gripped the bond markets, flight to quality eased as financial market liquidity issues were addressed, and the U.S. dollar stabilized. Soaring commodity prices and the resulting focus on inflation caused government bond yields to rise and yield curves to flatten as bond markets priced in interest rate hikes and investors sought riskier assets with more inflation protection potential.
Meanwhile, growing expectations of Federal Reserve interest rate hikes steadied the dollar.

Influential Currency & Global Fixed-Income Returns
For the 12 months ended June 30, 2008

CURRENCY RETURNS
U.S. Dollar vs. Euro                                            -14.04%
U.S. Dollar vs. Japanese Yen                                    -13.78%

INTERNATIONAL BOND MARKET RETURNS (IN DOLLARS)
JPMorgan Government Bond Index -- Global, excluding U.S.         18.58%
JPMorgan Global Traded Government Bond Index                     16.72%

------

PERFORMANCE
International Bond

Total Returns as of June 30, 2008
                                         Average Annual Returns
                                                           Since     Inception
                            1 year   5 years  10 years   Inception      Date

INVESTOR CLASS              15.03%    6.90%     6.62%      6.80%       1/7/92

FUND BENCHMARK(1)           18.10%    8.36%     7.87%     7.49%(2)       --

JPMORGAN GLOBAL TRADED
GOVERNMENT BOND INDEX       16.72%    6.25%     6.41%     6.64%(2)       --

Institutional Class         15.29%     --        --        7.38%       8/2/04

A Class(3)
 No sales charge*           14.50%    6.61%      --        5.34%
 With sales charge*          9.38%    5.64%      --        4.84%      10/27/98

B Class
 No sales charge*             --       --        --       6.38%(4)
 With sales charge*           --       --        --       1.38%(4)    9/28/07

C Class
 No sales charge*             --       --        --       6.38%(4)
 With sales charge*           --       --        --       5.38%(4)    9/28/07

R Class                       --       --        --       6.76%(4)    9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of
1.00%. B Class shares redeemed within six years of purchase are subject to a
CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) See Index Definitions page.

(2) Since 12/31/91, the date nearest the Investor Class's inception for which data are available.

(3) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

International Bond

Growth of $10,000 Over 10 Years

$10,000 investment made June 30, 1998

One-Year Returns Over 10 Years

Periods ended June 30
                1999     2000      2001     2002     2003     2004   2005     2006    2007    2008

Investor
Class          2.76%    -2.64%    -6.23%   18.64%   22.17%   6.93%   8.30%   0.74%    4.08%  15.03%

Fund
benchmark      3.42%    -1.18%    -5.97%   19.78%   24.06%   7.90%   9.81%   1.94%    4.75%  18.10%

JPMorgan
Global
Traded
Government
Bond Index     3.63%    2.70%     -2.55%   13.73%   16.57%   5.36%   7.82%   -0.58%   2.70%  16.72%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
International Bond

Portfolio Manager: Jon Jonsson, J.P. Morgan Investment Management

PERFORMANCE SUMMARY

International Bond returned 15.03%* for the 12 months ended June 30, 2008, its best fiscal-year performance since 2003. By comparison, the JPMorgan Global
Traded Government Bond Index (JPM GTGBI) returned 16.72% and the fund's benchmark -- the JPM GTGBI with the U.S. excluded and Japan weighted at 15% --
returned 18.10%. Of course, the fund's results reflect operating expenses, while the returns of the indices do not.

The unusually strong absolute performance of the fund and the indices -- over double their average annual total returns since the fund's Investor Class inception date -- reflected U.S. dollar weakness and a favorable investment climate for high-quality bonds for most of the reporting period (see the Market
Perspective on page 2). In relative terms, the fund trailed the indices primarily because of its exposure to spread (non-Treasury) sectors that experienced exceptional volatility.

PORTFOLIO POSITIONING AND STRATEGY

Our strategy results were mixed, with positioning across spread sectors dominating portfolio returns versus the benchmark. Our spread sector exposure dragged significantly on portfolio performance as subprime mortgage fallout was felt across all fixed income sectors, regardless of issuer market or quality, but especially in spread products.

The bond market selloff and yield curve flattening that occurred in the spring of 2008 (see the Market Perspective on page 2) also hurt relative performance.
The portfolio was positioned for yield curve steepening in the United Kingdom
(U.K.) and the euro-zone, which we believe will resume as global economic growth slows and central banks are forced to cut short-term interest rates. Similarly, we had a bias toward the Japanese yen in our currency positioning because of our expectations of relative economic strength in Japan compared with the U.S. and the euro-zone. The yen bias worked against us toward the end of the reporting period, but we still have conviction in that position going forward.

Portfolio at a Glance
                                      As of          As of
                                     6/30/08        6/30/07

Weighted Average Maturity           9.0 years      8.4 years
Average Duration (Modified)         6.7 years      6.7 years

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                     6/30/08       12/31/07

Government Bonds                      70.9%          61.6%
Credit                                26.3%          31.3%
Short-Term Investments                0.5%           3.7%
Temporary Cash Investments            2.6%           3.4%
Other Assets and Liabilities         (0.3)%          --(1)

(1) Category is less than 0.05% of total net assets.

*All fund returns referenced in this commentary are for Investor Class shares.

------

International Bond

GLOBAL ECONOMIC AND INTEREST RATE OUTLOOK

We tend to look at the global, developed-nation fixed-income markets that we typically invest in on a three-part regional basis -- euro-zone, U.K., and
Japan. The main theme going forward is slowing global growth and expected central bank interest rate cuts like we saw in the U.S. That is why we are maintaining our steepening yield curve biases.

Similar to the U.S., where the Fed now appears boxed in by conflicting recession and inflation threats, the euro-zone has its own inflation-growth debate. The
European Central Bank (ECB) raised rates once this summer, and the risk of further rate-hike action clearly exists. Despite weakening growth, the ECB has reiterated that its mandate is inflation. However, we expect inflation to peak in the next few months (oil prices permitting) and then the focus of the ECB will turn to growth. Some of the peripheral euro-zone economies are already showing negative growth. We expect the ECB to remain on hold for now, with the next rate move being a cut, most likely in the early part of next year.

Our growth outlook for the U.K. is the worst of the major economies. The U.K.
economy is slowing rapidly, and the contraction is not just limited to the housing and mortgage markets. We believe it's only a matter of time before we see rate cuts in the U.K., despite inflation pressures.

In Japan, the economy is clearly softening in both the corporate and household sectors. Earnings forecasts are fairly weak due to a margin squeeze from cost-push inflation and weakening overseas demand. Consumer sentiment remains at its lowest level since 2002. While overseas central banks still seem focused more on inflation, the Bank of Japan is focusing more on recession risk.
Therefore, we consider a rate hike unlikely this year, though one has been priced in by the markets (similar to the U.S.).

Bond Holdings by Country
                              % of net       % of net
                            assets as of   assets as of
                               6/30/08       12/31/07

United Kingdom                  19.5%          18.4%
Germany*                        13.5%          16.0%
Japan                           13.4%          12.6%
France*                         8.7%           10.8%
Spain*                          8.5%           9.1%
Italy*                          6.6%           7.2%
Belgium*                        4.7%           4.7%
Netherlands*                    4.4%           4.7%
Denmark                         4.3%           1.7%
Canada                          3.8%           1.8%
Multi-National                  3.8%           4.1%
Sweden                          2.7%           1.5%
Ireland*                        2.1%           0.7%
Finland*                        1.4%           3.0%
Australia                       0.3%           0.3%
Cash and Equivalents**          2.3%           3.4%

* These countries are members of the euro-zone.
** Includes temporary cash investments and other assets and liabilities.

------

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an
American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the
$12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                         Beginning    Ending
                          Account     Account     Expenses Paid     Annualized
                           Value       Value      During Period*      Expense
                           1/1/08     6/30/08    1/1/08 - 6/30/08     Ratio*

ACTUAL
Investor Class             $1,000    $1,042.00        $4.16            0.82%
Institutional Class        $1,000    $1,043.40        $3.15            0.62%
A Class                    $1,000    $1,041.50        $5.43            1.07%
B Class                    $1,000    $1,037.20        $9.22            1.82%
C Class                    $1,000    $1,037.20        $9.22            1.82%
R Class                    $1,000    $1,039.30        $6.69            1.32%

HYPOTHETICAL
Investor Class             $1,000    $1,020.79        $4.12            0.82%
Institutional Class        $1,000    $1,021.78        $3.12            0.62%
A Class                    $1,000    $1,019.54        $5.37            1.07%
B Class                    $1,000    $1,015.81        $9.12            1.82%
C Class                    $1,000    $1,015.81        $9.12            1.82%
R Class                    $1,000    $1,018.30        $6.62            1.32%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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SCHEDULE OF INVESTMENTS
International Bond

JUNE 30, 2008

Principal Amount                                                             Value

Government Bonds -- 70.9%

BELGIUM -- 4.7%
Euro         14,550,000  Kingdom of Belgium, 8.00%, 3/28/15           $ 26,918,531
Euro         52,000,000  Kingdom of Belgium, 4.00%, 3/28/18             75,936,217
                                                                    --------------
                                                                       102,854,748
                                                                    --------------
CANADA -- 2.9%
Euro          3,500,000  Government of Canada, 4.875%, 7/7/08            5,512,619
Euro         20,000,000  Government of Canada, 4.50%, 11/5/12           30,288,865
CAD          22,001,000  Government of Canada, 5.75%, 6/1/33            27,128,045
                                                                    --------------
                                                                        62,929,529
                                                                    --------------
DENMARK -- 4.3%
DKK         437,000,000  Kingdom of Denmark, 6.00%, 11/15/09            93,459,864
                                                                    --------------
FINLAND -- 1.4%
Euro         20,000,000  Government of Finland, 4.25%, 9/15/12          30,830,525
                                                                    --------------
FRANCE -- 4.3%
Euro         28,100,000  Government of France, 5.50%, 4/25/29           46,921,246
Euro         10,700,000  Government of France, 5.75%, 10/25/32          18,531,055
Euro         18,180,000  Government of France, 4.75%, 4/25/35           27,551,448
                                                                    --------------
                                                                        93,003,749
                                                                    --------------
GERMANY -- 6.6%
Euro         43,000,000  German Federal Republic, 3.50%, 1/4/16         62,924,462
Euro         21,640,000  German Federal Republic, 5.625%, 1/4/28        36,831,628
Euro          4,650,000  German Federal Republic, 4.75%, 7/4/28          7,145,766
Euro         23,880,000  German Federal Republic, 4.75%, 7/4/34         36,597,783
                                                                    --------------
                                                                       143,499,639
                                                                    --------------
ITALY -- 6.6%
Euro         44,550,000  Republic of Italy, 5.25%, 8/1/17               71,076,511
Euro         32,070,000  Republic of Italy, 5.00%, 8/1/34               47,737,476
Euro         20,100,000  Republic of Italy, 4.00%, 2/1/37               25,232,291
                                                                    --------------
                                                                       144,046,278
                                                                    --------------

Principal Amount                                                             Value

JAPAN -- 12.8%
JPY       6,670,000,000  Government of Japan, 1.20%, 3/20/12          $ 63,320,055
JPY       9,186,400,000  Government of Japan, 1.30%, 3/20/15            86,627,140
JPY       4,118,000,000  Government of Japan, 1.70%, 12/20/16           39,626,784
JPY       2,191,000,000  Government of Japan, 1.70%, 9/20/17            20,972,190
JPY       3,710,286,000  Government of Japan, 1.40%, 3/10/18            35,777,116
JPY         660,000,000  Government of Japan, 1.90%, 6/20/25             6,076,612
JPY       2,951,000,000  Government of Japan, 2.10%, 12/20/26           27,477,015
                                                                    --------------
                                                                       279,876,912
                                                                    --------------
NETHERLANDS -- 4.4%
Euro         42,500,000  Kingdom of Netherlands, 3.75%, 7/15/09         66,312,719
Euro         22,450,000  Kingdom of Netherlands, 4.00%, 1/15/37         30,189,327
                                                                    --------------
                                                                        96,502,046
                                                                    --------------
SPAIN -- 4.5%
Euro         62,250,000  Government of Spain, 5.40%, 7/30/11            99,403,416
                                                                    --------------
SWEDEN -- 2.7%
SEK         352,860,000  Government of Sweden, 5.50%, 10/8/12           60,373,056
                                                                    --------------
UNITED KINGDOM -- 15.7%
GBP         128,000,000  Government of United Kingdom, 5.00%,
                         3/7/12                                        253,595,159
GBP          11,100,000  Government of United Kingdom, 8.00%,
                         6/7/21                                         27,838,142
GBP             850,000  Government of United Kingdom, 4.25%,
                         6/7/32                                          1,543,359
GBP          31,600,000  Government of United Kingdom, 4.50%,
                         12/7/42                                        61,373,058
                                                                    --------------
                                                                       344,349,718
                                                                    --------------
TOTAL GOVERNMENT BONDS
(Cost $1,474,997,334)                                                1,551,129,480
                                                                    --------------

------

International Bond

Principal Amount                                                             Value

Credit -- 26.3%

AUSTRALIA -- 0.3%
AUD           8,100,000  New South Wales Treasury Corp., 5.50%,
                         3/1/17                                        $ 7,007,501
                                                                    --------------
CANADA -- 0.9%
CAD          19,630,000  Canada Housing Trust, 4.55%, 12/15/12          19,786,245
                                                                    --------------
FRANCE -- 3.9%
JPY       2,750,000,000  Compagnie de Financement Foncier, MTN,
                         1.25%, 12/1/11                                 25,857,625
Euro         37,900,000  Dexia Municipal Agency, MTN, 3.25%,
                         7/12/08                                        59,667,816
                                                                    --------------
                                                                        85,525,441
                                                                    --------------
GERMANY -- 6.9%
Euro         44,300,000  Eurohypo AG, (Covered Bond), 3.75%,
                         4/11/11                                        67,157,236
GBP          21,900,000  KfW, 5.50%, 9/15/09                            43,578,274
JPY       1,100,000,000  KfW, 2.60%, 6/20/37                            10,689,353
Euro         19,000,000  Landesbank Baden-Wuerttemberg, 4.50%,
                         10/5/12                                        29,182,522
                                                                    --------------
                                                                       150,607,385
                                                                    --------------
IRELAND -- 2.1%
Euro         19,800,000  AIB Mortgage Bank, 3.50%, 4/30/09              30,611,942
Euro         10,000,000  Ulster Bank Finance plc, VRN, 5.05%,
                         9/29/08, resets quarterly off the
                         3-month Euribor plus 0.09% with no caps        15,597,448
                                                                    --------------
                                                                        46,209,390
                                                                    --------------
JAPAN -- 0.6%
JPY                      Development Bank of Japan, 2.30%,
          1,280,000,000  3/19/26                                        12,392,925
                                                                    --------------
MULTI-NATIONAL -- 3.8%
GBP          10,550,000  European Investment Bank, 4.75%, 6/6/12        20,248,837
Euro         39,000,000  European Investment Bank, 5.375%,
                         10/15/12                                       62,178,986
                                                                    --------------
                                                                        82,427,823
                                                                    --------------

Principal Amount                                                             Value

SPAIN -- 4.0%
Euro         43,400,000  AYT Cedulas Cajas VII, 4.00%, 6/23/11        $ 64,958,843
Euro          2,950,343  FTA Santander Auto, VRN, 4.91%,
                         8/25/08, resets quarterly off the
                         3-month Euribor plus 0.06% with no caps         4,594,662
Euro         13,021,292  UCI, VRN, 5.10%, 9/18/08, resets
                         quarterly off the 3-month Euribor plus
                         0.14% with no caps                             18,707,407
                                                                    --------------
                                                                        88,260,912
                                                                    --------------
UNITED KINGDOM -- 3.8%
Euro         10,000,000  Barclays Bank plc, MTN, VRN, 4.96%,
                         7/21/08, resets quarterly off the
                         3-month Euribor plus 0.18% with no caps        14,760,765
Euro         10,000,000  HBOS Treasury Services plc, MTN, VRN,
                         5.06%, 9/15/08, resets quarterly off
                         the 3-month Euribor plus 0.10% with no
                         caps                                           15,003,355
GBP          12,550,000  Network Rail Infrastructure Finance
                         plc, MTN, 4.75%, 11/29/35                      24,062,062
Euro         20,000,000  Royal Bank of Scotland Group plc,
                         3.25%, 1/25/13                                 28,362,136
                                                                    --------------
                                                                        82,188,318
                                                                    --------------
TOTAL CREDIT
(Cost $509,087,524)                                                    574,405,940
                                                                    --------------

Short-Term Investments -- 0.5%

FRANCE -- 0.5%
Euro          7,159,000  Government of France Treasury Bill,
                         3.75%, 7/31/08(1)(2)
(Cost $10,606,215)                                                      11,240,424
                                                                    --------------

Temporary Cash Investments -- 2.6%
USD          57,534,000  FHLB Discount Notes, 2.00%, 7/1/08(1)
(Cost $57,534,000)                                                      57,534,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.3%
(Cost $2,052,225,073)                                                2,194,309,844
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (0.3)%                                 (6,203,275)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,188,106,569
                                                                    ==============

------

International Bond

Futures Contracts
                                                    Underlying
                                    Expiration      Face Amount    Unrealized
      Contracts Purchased              Date          at Value      Gain (Loss)

   1,408  Euro-Bobl               September 2008    $234,585,352   $(3,818,864)
          5-year 6% Future
          Euro-Bund
     103  10-year 6% Future       September 2008      17,937,801         16,042

     778  U.K. Treasury           September 2008     161,894,968    (2,807,753)
          10-year 6% Future
                                                    ------------
                                                                   ------------
                                                    $414,418,121   $(6,610,575)
                                                    ============
                                                                   ============

                                                    Underlying
                                    Expiration      Face Amount    Unrealized
        Contracts Sold                 Date          at Value      Gain (Loss)

     205  Canada 10-year          September 2008    $ 23,663,686       $139,969
          6% Bond Future

     540  Euro-Schatz             September 2008      87,030,241        104,170
          2-year 6% Future

       5  Japan 10-year           September 2008       6,387,042       (48,698)
          6% Bond Future
                                                    ------------
                                                                   ------------
                                                    $117,080,969       $195,441
                                                    ============   ============

Forward Foreign Currency Exchange Contracts

                                      Settlement                       Unrealized
         Contracts to Sell               Date            Value         Gain (Loss)

         2,508,862  Euro for AUD        7/11/08         $ 3,947,154       $ (56,914)
         2,276,469  Euro for AUD        7/11/08           3,581,534         (72,635)
         1,643,050  GBP for AUD         7/11/08           3,269,213         (34,876)
     1,595,516,825  JPY for AUD         7/11/08          15,031,637        (254,252)
     2,107,251,089  JPY for AUD         7/11/08          19,852,773        (266,252)
        28,560,230  NOK for AUD         7/11/08           5,548,528          136,999
        19,307,587  Euro for CAD        7/11/08          30,376,333        (475,870)
         1,715,401  GBP for CAD         7/11/08           3,413,171          (4,986)
         1,418,095  Euro for CHF        7/11/08           2,231,068         (54,592)
        36,390,866  Euro for CHF        7/11/08          57,253,195        (896,918)
         4,426,184  CAD for Euro        7/11/08           4,344,711           18,651
        27,545,844  CHF for Euro        7/11/08          26,975,373        (470,963)
         2,500,000  GBP for Euro        7/11/08           4,974,304         (53,066)
        15,236,664  GBP for Euro        7/11/08          30,316,722        (751,136)
        15,972,521  GBP for Euro        7/11/08          31,780,871        (486,050)
         1,788,081  GBP for Euro        7/11/08           3,557,783         (74,886)
       341,261,696  JPY for Euro        7/11/08           3,215,085           76,577
     2,876,190,658  JPY for Euro        7/11/08          27,097,084        (324,889)
     7,583,988,714  JPY for Euro        7/11/08          71,450,055          336,170
        32,459,212  NOK for Euro        7/11/08           6,306,002          157,220
       365,183,921  SEK for Euro        7/11/08          60,603,961        (356,996)
         4,354,377  CHF for GBP         7/11/08           4,264,199        (118,676)
       348,108,027  JPY for GBP         7/11/08           3,279,585         (51,991)
       393,367,655  JPY for GBP         7/11/08           3,705,984           74,550
        30,155,168  SEK for GBP         7/11/08           5,004,390         (32,767)
        15,199,004  AUD for JPY         7/11/08          14,544,059          (2,014)
        30,921,401  Euro for JPY        7/11/08          48,648,169        (845,882)
         7,934,225  Euro for JPY        7/11/08          12,482,796        (170,862)
         2,504,547  Euro for JPY        7/11/08           3,940,366              852
         5,350,593  GBP for JPY         7/11/08          10,646,192        (172,357)
        65,429,104  NOK for JPY         7/11/08          12,711,216            3,799
        17,942,923  NOK for JPY         7/11/08           3,485,855           66,523

------

International Bond
                                      Settlement                       Unrealized
         Contracts to Sell               Date            Value         Gain (Loss)

        31,773,796  SEK for JPY         7/11/08         $ 5,273,008         $ 38,247
         7,886,712  Euro for NOK        7/11/08          12,408,043        (237,969)
         1,931,174  GBP for NOK         7/11/08           3,842,498         (30,511)
       398,100,581  JPY for NOK         7/11/08           3,750,574           29,397
       449,027,513  JPY for NOK         7/11/08           4,230,365          118,930
       429,886,044  JPY for NOK         7/11/08           4,050,030          114,269
        29,756,302  Euro for SEK        7/11/08          46,815,136         (83,083)
         4,080,075  AUD for USD         7/11/08           3,904,259         (84,632)
         6,813,449  CAD for USD         7/11/08           6,688,033           28,853
        73,600,000  DKK for USD         7/11/08          15,528,580        (139,461)
       105,000,000  DKK for USD         7/11/08          22,153,545        (346,945)
        32,516,921  DKK for USD         7/11/08           6,860,620        (114,888)
         1,500,000  Euro for USD        7/11/08           2,359,927         (36,712)
         3,618,744  Euro for USD        7/11/08           5,693,314        (127,694)
         5,457,976  Euro for USD        7/11/08           8,586,951        (201,043)
        90,687,796  Euro for USD        7/11/08         142,677,726      (2,226,560)
         9,493,884  Euro for USD        7/11/08          14,936,583        (289,787)
         2,852,423  Euro for USD        7/11/08           4,487,674         (58,945)
        21,000,000  GBP for USD         7/11/08          41,784,157        (529,237)
        63,446,690  GBP for USD         7/11/08         126,241,258      (1,612,924)
         2,500,000  GBP for USD         7/11/08           4,974,304         (75,874)
        10,470,000  GBP for USD         7/11/08          20,832,387        (399,050)
     2,830,808,730  JPY for USD         7/11/08          26,669,533          422,397
       364,137,604  JPY for USD         7/11/08           3,430,603         (55,208)
       572,050,919  JPY for USD         7/11/08           5,389,390          187,351
        18,687,582  NOK for USD         7/11/08           3,630,523         (77,751)
        23,067,859  SEK for USD         7/11/08           3,828,218         (49,946)
                                                     --------------   --------------
                                                     $1,088,866,607   $ (10,997,265)
                                                     ==============   ==============

(Value on Settlement Date $1,077,869,342)

                                      Settlement                        Unrealized
         Contracts to Buy                Date            Value          Gain (Loss)

         4,116,540  AUD for Euro        7/11/08          $ 3,939,153         $ 48,913
         3,787,937  AUD for Euro        7/11/08            3,624,710          115,811
         3,389,650  AUD for GBP         7/11/08            3,243,586            9,250
        15,754,145  AUD for JPY         7/11/08           15,075,279          297,894
        20,450,985  AUD for JPY         7/11/08           19,569,725         (16,796)
         5,965,279  AUD for NOK         7/11/08            5,708,228           22,700
        30,531,860  CAD for Euro        7/11/08           29,969,860           69,397
         3,436,258  CAD for GBP         7/11/08            3,373,006         (35,179)
         2,303,065  CHF for Euro        7/11/08            2,255,369           78,892
        58,667,170  CHF for Euro        7/11/08           57,452,181        1,095,900
         2,797,523  Euro for CAD        7/11/08            4,401,300           37,938
        17,060,000  Euro for CHF        7/11/08           26,840,238          335,828
         3,159,238  Euro for GBP        7/11/08            4,970,381           49,144
        19,089,497  Euro for GBP        7/11/08           30,033,215          467,629
        20,247,855  Euro for GBP        7/11/08           31,855,642          560,821
         2,256,865  Euro for GBP        7/11/08            3,550,692           67,795
         2,099,258  Euro for JPY        7/11/08            3,302,731           11,070
        17,253,678  Euro for JPY        7/11/08           27,144,950          372,754

------

International Bond
                                      Settlement                        Unrealized
         Contracts to Buy                Date            Value          Gain (Loss)

        46,230,206  Euro for JPY        7/11/08         $ 72,733,279        $ 947,054
         4,116,708  Euro for NOK        7/11/08            6,476,754           13,532
        39,240,000  Euro for SEK        7/11/08           61,735,695        1,488,730
         2,132,908  GBP for CHF         7/11/08            4,243,894           98,371
         1,638,814  GBP for JPY         7/11/08            3,260,784           33,189
         1,942,208  GBP for JPY         7/11/08            3,864,454           83,920
         2,543,667  GBP for SEK         7/11/08            5,061,189           89,566
     1,531,682,623  JPY for AUD         7/11/08           14,430,244        (111,800)
     5,034,435,107  JPY for Euro        7/11/08           47,430,274        (372,013)
     1,273,046,421  JPY for Euro        7/11/08           11,993,588        (318,346)
       407,699,966  JPY for Euro        7/11/08            3,841,011        (100,207)
     1,108,550,827  JPY for GBP         7/11/08           10,443,847         (29,987)
     1,314,208,985  JPY for NOK         7/11/08           12,381,388        (333,627)
       374,858,160  JPY for NOK         7/11/08            3,531,603         (20,775)
       565,220,874  JPY for SEK         7/11/08            5,325,043           13,787
        62,393,983  NOK for Euro        7/11/08           12,121,569         (48,505)
        19,342,244  NOK for GBP         7/11/08            3,757,708         (54,280)
        19,526,125  NOK for JPY         7/11/08            3,793,431           13,460
        22,351,353  NOK for JPY         7/11/08            4,342,301          (6,994)
        20,875,348  NOK for JPY         7/11/08            4,055,551        (108,748)
       277,123,412  SEK for Euro        7/11/08           45,989,912        (742,141)
        13,480,261  CAD for USD         7/11/08           13,232,130         (72,247)
         4,494,821  CHF for USD         7/11/08            4,401,734           80,954
         2,297,434  CHF for USD         7/11/08            2,249,855           39,855
        34,000,000  Euro for USD        7/11/08           53,491,683          822,623
         2,521,496  Euro for USD        7/11/08            3,967,032           48,011
        10,000,000  Euro for USD        7/11/08           15,732,848          332,448
         7,000,000  Euro for USD        7/11/08           11,012,993          137,814
         5,000,000  Euro for USD        7/11/08            7,866,424          128,624
         4,691,221  Euro for USD        7/11/08            7,380,627           88,180
         3,969,836  GBP for USD         7/11/08            7,898,868          141,027
         1,517,763  GBP for USD         7/11/08            3,019,926           29,192
         1,970,000  GBP for USD         7/11/08            3,919,752           74,903
         2,934,902  GBP for USD         7/11/08            5,839,639          118,883
         2,000,000  GBP for USD         7/11/08            3,979,443           37,687
         2,346,411  GBP for USD         7/11/08            4,668,704          117,043
     1,161,765,499  JPY for USD         7/11/08           10,945,191            4,132
     1,174,963,747  JPY for USD         7/11/08           11,069,534        (106,993)
       468,726,504  JPY for USD         7/11/08            4,415,953        (113,090)
       919,380,145  JPY for USD         7/11/08            8,661,638        (140,470)
     1,420,903,510  JPY for USD         7/11/08           13,386,575        (338,248)
    12,595,720,524  JPY for USD         7/11/08          118,666,435      (1,982,227)
        24,746,462  NOK for USD         7/11/08            4,807,610         (29,935)
       602,701,453  NOK for USD         7/11/08          117,089,609      (1,096,184)
       450,220,398  SEK for USD         7/11/08           74,716,157         (77,807)
                                                      --------------   --------------
                                                      $1,129,544,125      $ 2,368,122
                                                      ==============   ==============

(Value on Settlement Date $1,127,176,003)

------

International Bond

Notes to Schedule of Investments

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

DKK = Danish Krone

Euribor = Euro Interbank Offered Rate

FHLB = Federal Home Loan Bank

GBP = British Pound

JPY = Japanese Yen

MTN = Medium Term Note

NOK = Norwegian Krona

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEK = Swedish Krona

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective June 30, 2008.

(1) The rate indicated is the yield to maturity at purchase.

(2) Security, or a portion thereof, has been segregated for the initial margin on futures contracts.

See Notes to Financial Statements.

------

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

ASSETS

Investment securities, at value (cost of $2,052,225,073)          $2,194,309,844

Foreign currency holdings, at value (cost of $6,712,668)               6,759,354

Receivable for forward foreign currency exchange contracts            10,435,506

Receivable for capital shares sold                                     3,779,368

Interest receivable                                                   39,933,536
                                                                  --------------
                                                                   2,255,217,608
                                                                  --------------

LIABILITIES

Disbursements in excess of demand deposit cash                             4,341

Payable for investments purchased                                     41,965,906

Payable for forward foreign currency exchange contracts               19,064,649

Payable for variation margin on futures contracts                        505,848

Payable for capital shares redeemed                                    4,149,879

Accrued management fees                                                1,393,586

Distribution fees payable                                                  1,071

Service fees (and distribution fees - A Class and
R Class) payable                                                          25,759
                                                                  --------------
                                                                      67,111,039
                                                                  --------------

NET ASSETS                                                        $2,188,106,569
                                                                  ==============

See Notes to Financial Statements.

------

JUNE 30, 2008

NET ASSETS CONSIST OF:

Capital paid in                                                   $1,977,253,389

Undistributed net investment income                                   56,689,087

Undistributed net realized gain on investment and foreign
currency transactions                                                 26,068,342

Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                      128,095,751
                                                                  --------------
                                                                  $2,188,106,569
                                                                  ==============

INVESTOR CLASS

Net assets                                                        $1,811,299,290

Shares outstanding                                                   119,682,604

Net asset value per share                                                 $15.13

INSTITUTIONAL CLASS

Net assets                                                          $250,179,243

Shares outstanding                                                    16,514,905

Net asset value per share                                                 $15.15

A CLASS

Net assets                                                          $124,844,181

Shares outstanding                                                     8,283,472

Net asset value per share                                                 $15.07

Maximum offering price (net asset value divided by 0.955)                 $15.78

B CLASS

Net assets                                                              $258,475

Shares outstanding                                                        17,173

Net asset value per share                                                 $15.05

C CLASS

Net assets                                                            $1,497,495

Shares outstanding                                                        99,502

Net asset value per share                                                 $15.05

R CLASS

Net assets                                                               $27,885

Shares outstanding                                                         1,848

Net asset value per share                                                 $15.09

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest (net of foreign taxes withheld of $1,528,247)             $ 75,367,622
                                                                   ------------

EXPENSES:

Management fees                                                      15,675,716

Distribution fees:

 A Class                                                                 32,303

 B Class                                                                    826

 C Class                                                                  4,515

Service fees:

 A Class                                                                 32,303

 B Class                                                                    275

 C Class                                                                  1,505

Distribution and service fees:

 A Class                                                                219,467

 R Class                                                                    102

Trustees' fees and expenses                                             107,164

Other expenses                                                            6,858
                                                                   ------------
                                                                     16,081,034
                                                                   ------------

NET INVESTMENT INCOME (LOSS)                                         59,286,588
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                             (4,480,485)

Futures transactions                                               (11,365,566)

Foreign currency transactions                                       107,768,530
                                                                   ------------
                                                                     91,922,479
                                                                   ------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments                                                        (27,450,040)

Futures                                                             (2,744,443)

Translation of assets and liabilities in foreign currencies         130,555,577
                                                                   ------------
                                                                    100,361,094
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             192,283,573
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $251,570,161
                                                                   ============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED JUNE 30, 2008, SIX MONTHS ENDED JUNE 30, 2007
AND YEAR ENDED DECEMBER 31, 2006

Increase (Decrease)
in Net Assets                    June 30, 2008   June 30, 2007(1)    December 31, 2006

OPERATIONS

Net investment income (loss)       $ 59,286,588       $ 22,512,074         $ 31,933,654

Net realized gain (loss)             91,922,479        (7,994,593)            5,424,329

Change in net unrealized
appreciation
(depreciation)                      100,361,094       (22,363,495)           63,355,704
                                 --------------     --------------       --------------
Net increase (decrease) in
net assets resulting from
operations                          251,570,161        (7,846,014)          100,713,687
                                 --------------     --------------       --------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income:

 Investor Class                    (66,007,588)        (2,803,583)         (28,566,512)

 Institutional Class                (6,253,078)          (219,137)          (1,936,362)

 A Class                            (3,465,855)          (109,979)          (1,235,411)

 B Class                                (1,894)                 --                   --

 C Class                                (9,293)                 --                   --

 R Class                                  (738)                 --                   --

From net realized gains:

 Investor Class                              --                 --            (998,578)

 Institutional Class                         --                 --              (6,505)

 A Class                                     --                 --             (48,079)
                                 --------------     --------------       --------------
Decrease in net assets
from distributions                 (75,738,446)        (3,132,699)         (32,791,447)
                                 --------------     --------------       --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions                  389,376,027        162,108,115          295,279,553
                                 --------------     --------------       --------------

NET INCREASE (DECREASE)
IN NET ASSETS                       565,207,742        151,129,402          363,201,793

NET ASSETS

Beginning of period               1,622,898,827      1,471,769,425        1,108,567,632
                                 --------------     --------------       --------------
End of period                    $2,188,106,569     $1,622,898,827       $1,471,769,425
                                 ==============     ==============       ==============

Undistributed net investment
income                              $56,689,087        $18,789,999           $5,906,220
                                 ==============     ==============       ==============

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is nondiversified under the 1940
Act. The fund's investment objective is to seek high total return. The fund pursues its objective by investing in high-quality, non-dollar-denominated government and corporate debt securities issued outside the United States. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the A Class (formerly Advisor Class), the B Class, the C
Class and the R Class. The A Class may incur an initial sales charge. The A
Class, B Class and C Class may be subject to a contingent deferred sales charge.
The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the B Class, C Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures transactions and unrealized appreciation (depreciation) on futures, respectively.

------

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2004. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently.
Distributions from net realized gains, if any, are generally declared and paid twice a year.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications.
The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the A Class (formerly Advisor Class) shareholders of the fund approved a change to the class's fee structure. The change was approved by the
Board of Trustees on December 8, 2006. Effective September 4, 2007, the fee
structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the
Investment Category Fee range from 0.4925% to 0.6100% and the rates for the
Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from
0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Prior to September 4, 2007, the A Class was 0.2500% less at each point within the Complex Fee range. The effective annual management fee for each class of the fund for the year ended June 30, 2008 was 0.82% for the
Investor Class, B Class, C Class and R Class, 0.62% for the Institutional Class
and 0.79% for the A Class.

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%.
Prior to September 4, 2007, the Board of Trustees had adopted a Master
Distribution and Shareholder Services Plan for the A Class, pursuant to Rule
12b-1 of the 1940 Act, in which the A Class paid ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the
Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of JPMorgan Chase &
Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the fund had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2008, were $1,758,406,724 and $1,315,178,078, respectively.

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                           Year ended                  Six months ended                  Year ended
                        June 30, 2008(1)               June 30, 2007(2)               December 31, 2006
                     Shares          Amount         Shares          Amount         Shares          Amount

INVESTOR CLASS

Sold                 58,703,188   $ 880,473,144     28,075,839    $386,025,344     49,493,925   $ 665,869,821

Issued in
reinvestment
of
distributions         3,769,662      54,589,092        169,543       2,349,870      1,822,331      24,837,596

Redeemed           (48,003,046)   (719,473,998)   (18,645,420)   (255,394,968)   (35,547,787)   (477,989,458)
                   ------------   -------------   ------------   -------------   ------------   -------------
                     14,469,804     215,588,238      9,599,962     132,980,246     15,768,469     212,717,959
                   ------------   -------------   ------------   -------------   ------------   -------------

INSTITUTIONAL
CLASS

Sold                 11,397,882     170,946,406      2,604,644      35,832,758      6,167,371      85,229,598

Issued in
reinvestment
of
distributions           119,470       1,730,588          1,939          26,878         13,040         179,168

Redeemed            (2,981,828)    (45,027,507)    (1,071,340)    (14,550,687)      (221,727)     (3,075,151)
                   ------------   -------------   ------------   -------------   ------------   -------------
                      8,535,524     127,649,487      1,535,243      21,308,949      5,958,684      82,333,615
                   ------------   -------------   ------------   -------------   ------------   -------------

A CLASS

Sold                  5,580,843      83,449,898      1,482,936      20,383,125      2,635,884      35,416,680

Issued in
reinvestment
of
distributions           223,013       3,221,526          7,622         105,566         90,030       1,226,226

Redeemed            (2,844,388)    (42,344,326)      (920,813)    (12,669,771)    (2,709,605)    (36,414,927)
                   ------------   -------------   ------------   -------------   ------------   -------------
                      2,959,468      44,327,098        569,745       7,818,920         16,309         227,979
                   ------------   -------------   ------------   -------------   ------------   -------------

B CLASS                                                    N/A                            N/A

Sold                     20,724         314,737

Issued in
reinvestment
of
distributions                75           1,085

Redeemed                (3,626)        (56,152)
                   ------------   -------------
                         17,173         259,670
                   ------------   -------------

C CLASS                                                    N/A                            N/A

Sold                    131,172       2,009,242
Issued in
reinvestment
of
distributions               524           7,632

Redeemed               (32,194)       (492,185)
                   ------------   -------------
                         99,502       1,524,689
                   ------------   -------------

R CLASS                                                    N/A                            N/A

Sold                      1,872          27,300

Issued in
reinvestment
of
distributions                51             738

Redeemed                   (75)         (1,193)
                   ------------   -------------
                          1,848          26,845
                   ------------   -------------

Net increase
(decrease)           26,083,319   $ 389,376,027     11,704,950    $162,108,115     21,743,462   $ 295,279,553
                   ============   =============   ============   =============   ============   =============

(1) September 28, 2007 (commencement of sale) through June 30, 2008 for the B
Class, C Class and R Class.

(2) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

------

5. BANK LINE OF CREDIT

Effective December 12, 2007, the fund, along with certain other funds managed by
ACIM or American Century Global Investment Management, Inc. (ACGIM), has a
$500,000,000 unsecured bank line of credit agreement with Bank of America, N.A.
Prior to December 12, 2007, the fund, along with certain other funds managed by
ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with
JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from either line during the year ended June 30, 2008.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended June 30, 2008, six months ended June 30, 2007 and year ended December 31, 2006, respectively were as follows:

                             June 30, 2008   June 30, 2007(1)   December 31, 2006
DISTRIBUTIONS PAID FROM

Ordinary income               $75,738,446       $3,132,699         $31,738,285

Long-term capital gains            --               --              $1,053,162

(1) The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of foreign currency gains, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

Federal tax cost of investments                                    $2,053,511,161
                                                                   ==============
Gross tax appreciation of investments                                $151,092,396

Gross tax depreciation of investments                                (10,293,713)
                                                                   --------------
Net tax appreciation (depreciation) of investments                   $140,798,683
                                                                   ==============
Net tax appreciation (depreciation) on derivatives and
translation of assets and liabilities in foreign currencies         $ (6,101,140)
                                                                   --------------
Net tax appreciation (depreciation)                                  $134,697,543
                                                                   ==============

Undistributed ordinary income                                         $81,478,077

Accumulated long-term gains                                              $806,483

Currency loss deferral                                               $(6,128,923)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The currency loss deferral listed above represents net foreign currency losses incurred in the eight-month period ended June 30, 2008. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in September
2006, which is effective for fiscal years beginning after November 15, 2007. FAS
157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------

FINANCIAL HIGHLIGHTS
International Bond

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                           2008      2007(1)        2006         2005    2004(2)    2003(2)
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                $13.69       $13.78      $13.03       $14.76     $13.64     $12.19
                       --------     --------    --------     --------   --------   --------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                 0.45         0.20        0.34         0.30       0.36       0.37

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                    1.58       (0.26)        0.73       (1.49)       1.40       2.03
                       --------     --------    --------     --------   --------   --------
 Total From
 Investment
 Operations                2.03       (0.06)        1.07       (1.19)       1.76       2.40
                       --------     --------    --------     --------   --------   --------

Distributions

 From Net
 Investment
 Income                  (0.59)       (0.03)      (0.31)       (0.41)     (0.59)     (0.85)

 From Net
 Realized
 Gains                       --           --      (0.01)       (0.13)     (0.05)     (0.10)
                       --------     --------    --------     --------   --------   --------
 Total
 Distributions           (0.59)       (0.03)      (0.32)       (0.54)     (0.64)     (0.95)
                       --------     --------    --------     --------   --------   --------
Net Asset
Value,
End of Period            $15.13       $13.69      $13.78       $13.03     $14.76     $13.64
                       ========     ========    ========     ========   ========   ========

TOTAL RETURN(4)          15.03%      (0.45)%       8.25%      (8.23)%     13.10%     19.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                    0.82%     0.83%(5)       0.82%        0.82%      0.83%      0.84%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                3.01%     2.95%(5)       2.51%        2.17%      2.60%      2.80%

Portfolio
Turnover Rate               74%          37%        206%         226%       104%       112%

Net Assets,
End of Period
(in thousands)       $1,811,299   $1,440,762  $1,317,505   $1,040,576   $976,828   $622,657

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

International Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                                 2008    2007(1)        2006        2005   2004(2)(3)
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $13.70     $13.78      $13.04      $14.77       $13.37
                             --------   --------    --------    --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(4)                0.48       0.21        0.35        0.36         0.17

 Net Realized and
 Unrealized Gain (Loss)          1.58     (0.26)        0.74      (1.52)         1.84
                             --------   --------    --------    --------     --------
 Total From
 Investment Operations           2.06     (0.05)        1.09      (1.16)         2.01
                             --------   --------    --------    --------     --------

Distributions

 From Net
 Investment Income             (0.61)     (0.03)      (0.34)      (0.44)       (0.57)

 From Net
 Realized Gains                    --         --      (0.01)      (0.13)       (0.04)
                             --------   --------    --------    --------     --------
 Total Distributions           (0.61)     (0.03)      (0.35)      (0.57)       (0.61)
                             --------   --------    --------    --------     --------
Net Asset Value,
End of Period                  $15.15     $13.70      $13.78      $13.04       $14.77
                             ========   ========    ========    ========     ========

TOTAL RETURN(5)                15.29%    (0.34)%       8.43%     (7.98)%       15.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                      0.62%   0.63%(6)       0.62%       0.62%     0.63%(6)

Ratio of Net Investment
Income (Loss)
to Average Net Assets           3.21%   3.15%(6)       2.71%       2.37%     2.88%(6)

Portfolio Turnover Rate           74%        37%        206%        226%      104%(7)

Net Assets, End of
Period (in thousands)        $250,179   $109,350     $88,812      $6,329       $1,263

(1) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(2) August 2, 2004 (commencement of sale) through December 31, 2004.

(3) Certain distributions in 2004 were reclassified between net investment income and net realized gains to conform to current year presentation.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------

International Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
                            2008   2007(2)        2006        2005     2004(3)     2003(3)
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $13.67    $13.77      $13.01      $14.75      $13.62      $12.16
                        --------  --------    --------    --------    --------    --------

Income From
Investment Operations

 Net Investment
 Income (Loss)(4)           0.41      0.18        0.30        0.27        0.32        0.29

 Net Realized
 and  Unrealized
 Gain (Loss)                1.54    (0.26)        0.74      (1.51)        1.42        2.08
                        --------  --------    --------    --------    --------    --------
 Total From
 Investment
 Operations                 1.95    (0.08)        1.04      (1.24)        1.74        2.37
                        --------  --------    --------    --------    --------    --------
Distributions

 From Net
 Investment
 Income                   (0.55)    (0.02)      (0.27)      (0.37)      (0.56)      (0.81)

 From Net
 Realized Gains               --        --      (0.01)      (0.13)      (0.05)      (0.10)
                        --------  --------    --------    --------    --------    --------
 Total
 Distributions            (0.55)    (0.02)      (0.28)      (0.50)      (0.61)      (0.91)
                        --------  --------    --------    --------    --------    --------
Net Asset Value,
End of Period             $15.07    $13.67      $13.77      $13.01      $14.75      $13.62
                        ========  ========    ========    ========    ========    ========

TOTAL RETURN(5)           14.50%   (0.57)%       8.03%     (8.47)%      12.93%      19.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                     1.07%  1.08%(6)       1.07%       1.07%       1.08%       1.09%

Ratio of Net
Investment Income
(Loss) to
Average Net
Assets                     2.76%  2.70%(6)       2.26%       1.92%       2.35%       2.55%

Portfolio
Turnover Rate                74%       37%        206%        226%        104%        112%

Net Assets, End
of Period
(in thousands)          $124,844   $72,787     $65,452     $61,663     $42,736     $21,137

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2) January 1, 2007 through June 30, 2007. The fund's fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund's fiscal year end was
December 31.

(3) Certain distributions in 2004 and 2003 were reclassified between net investment income and net realized gains to conform to current year presentation.

(4) Computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------

International Bond

B Class
For a Share Outstanding Throughout the Period Indicated
                                                                    2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                 $14.55
                                                                   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                       0.22

 Net Realized and Unrealized Gain (Loss)                               0.69
                                                                   --------
 Total From Investment Operations                                      0.91
                                                                   --------
Distributions

 From Net Investment Income                                          (0.41)
                                                                   --------
Net Asset Value, End of Period                                       $15.05
                                                                   ========

TOTAL RETURN(3)                                                       6.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                  1.82%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets        1.96%(4)

Portfolio Turnover Rate                                              74%(5)

Net Assets, End of Period (in thousands)                               $258

(1) September 28, 2007 (commencement of sale) through June 30, 2008

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------

International Bond

C Class
For a Share Outstanding Throughout the Period Indicated
                                                                    2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                 $14.55
                                                                   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                       0.22

 Net Realized and Unrealized Gain (Loss)                               0.69
                                                                   --------
 Total From Investment Operations                                      0.91
                                                                   --------
Distributions

 From Net Investment Income                                          (0.41)
                                                                   --------
Net Asset Value, End of Period                                       $15.05
                                                                   ========

TOTAL RETURN(3)                                                       6.38%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                  1.82%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets        1.93%(4)

Portfolio Turnover Rate                                              74%(5)

Net Assets, End of Period (in thousands)                             $1,497

(1) September 28, 2007 (commencement of sale) through June 30, 2008

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with
SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------

International Bond

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                    2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                 $14.55
                                                                   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                       0.28

 Net Realized and Unrealized Gain (Loss)                               0.69
                                                                   --------
 Total From Investment Operations                                      0.97
                                                                   --------
Distributions

 From Net Investment Income                                          (0.43)
                                                                   --------
Net Asset Value, End of Period                                       $15.09
                                                                   ========

TOTAL RETURN(3)                                                       6.76%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                  1.32%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets        2.45%(4)

Portfolio Turnover Rate                                              74%(5)

Net Assets, End of Period (in thousands)                                $28

(1) September 28, 2007 (commencement of sale) through June 30, 2008

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century International Bond Funds
and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (the sole fund comprising the American Century International Bond Funds, hereafter referred to as the "Fund") at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 20, 2008

------

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested"
primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the fund's principal underwriter, American Century Investment Services, Inc. (ACIS);
and the fund's transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century
Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM, ACGIM,
ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 111
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (money management firm) (April 2004 to present); Partner and Founder, Bay Partners (venture capital firm) (1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 41
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 41
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (asset manager) (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 41
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 41
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P. (asset manager), and a Partner, Oak Hill Capital Management
(asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 41
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 41
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 41
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief
Compliance Officer, ACIM, ACGIM and ACS (August 2006 to present); Assistant
Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial
Officer, various American Century Investments funds (July 2000 to August 2006).
Also serves as: Senior Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney,
ACC (February 1994 to present); Vice President, ACC (November 2005 to present);
General Counsel, ACC (March 2007 to present). Also serves as: General Counsel,
ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President,
ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006) PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice
President, ACS (February 2000 to present); and Controller, various American
Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

------

APPROVAL OF MANAGEMENT AGREEMENT
International Bond

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the "15(c)
Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning International Bond (the
"fund") and the services provided to the fund under the management agreement.
The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance fell below its benchmark for both the one- and three-year periods during the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.
Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

------

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

As a part of the 15(c) Process, the board of directors also unanimously approved the renewal of the investment subadvisory agreement by which J.P. Morgan
Investment Management, Inc. (the "subadvisor") is engaged to manage the investments of the fund. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the fund under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century Investments' website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The JPMORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (JPM GTGBI) is a
market-capitalization weighted index consisting of regularly traded, fixed-rate government bonds from certain developed foreign countries in North America,
Europe, Asia, and Australia.

The JPMORGAN GOVERNMENT BOND INDEX - GLOBAL (GBI GLOBAL), EXCLUDING U.S. is a
market-capitalization weighted index consisting of returns from investing in 13 developed government bond markets with the U.S. excluded.

The FUND BENCHMARK is the JPM GTGBI with the U.S. excluded and Japan weighted at
15%.

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NOTES

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NOTES

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[back cover]

[american century investments logo and text logo reg;]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .        1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .        1-800-345-2021 or
                                                                816-531-5575

INVESTORS USING ADVISORS . . . . . . . . . . . . . . . .        1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0808
CL-ANN-61137N

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the
          registrant's designated audit committee financial experts. They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

          FY 2007:  $19,635
          FY 2008:  $20,136

(b)  Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(c)  Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2007:  $0*
          FY 2008:  $0

          * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(d)  All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

 (e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)    All services described in each of paragraphs (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
          Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

          FY 2007:  $14,400*
          FY 2008:  $90,000

          * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

(h)       The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)  The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY INTERNATIONAL BOND FUNDS

By:      /s/ Jonathan S. Thomas
         ---------------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    August 29, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ---------------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    August 29, 2008

By:      /s/ Robert J. Leach
         ---------------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    August 29, 2008